                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 11, 1997


                      MEDICAL TECHNOLOGY SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                                   0-16594                             59-2740462
         --------                                   -------                             ----------
(State or other jurisdiction               (Commission File Number)                    (IRS Employer
    of incorporation)                                                               Identification No.)


            12920 Automobile Boulevard, Clearwater, Florida 34622
--------------------------------------------------------------------------------
           (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code:     (813) 576-6311


                                     N/A
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

     Medical Technology Systems, Inc. (the "Company") has outstanding 1,320,000 warrants (the "Warrants"), each of which is exercisable to purchase one share of the Company's common stock for $7.00. The Warrants are callable by the Company, upon 30 days' written notice, for $0.05 per Warrant. The Warrants were scheduled to expire on July 17, 1997. On July 11, 1997, the Company extended the expiration date of the Warrants from July 17, 1997 to July 17, 1998. All other conditions of the Warrants remain the same.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

            4.1     Form of Second Amendment to Warrant Agreement.





                                                               Page 2 of 4 Pages

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 MEDICAL TECHNOLOGY SYSTEMS, INC.
                                 (Registrant)


                                 By:/s/ Michael P. Conroy
                                    ------------------------------------------
                                    Michael P. Conroy, Chief Financial Officer


                                 Date:  July 11, 1997





                                                               Page 3 of 4 Pages

                                 EXHIBIT INDEX

                        MEDICAL TECHNOLOGY SYSTEMS, INC.

                           Current Report on Form 8-K
                              Dated July 11, 1997

 EXHIBIT NO.                                 DESCRIPTION
 4.1                            Form of Second Amendment to Warrant Agreement.





                                                               Page 4 of 4 Pages